UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2021

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value: $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2021, Party City Holdco Inc. (the “Company”) and Party City Holdings Inc. (“Holdings”) entered into an amendment (the “Amendment”) to the Amended and Restated Employment Agreement with James M. Harrison, dated March 11, 2020, pursuant to which Mr. Harrison served as the Vice Chairman of the Company and Holdings for an initial employment period through December 31, 2021.

Pursuant to the Amendment, the parties agreed to end such employment as of the initial employment period and further agreed that Mr. Harrison would continue serving on the Board of Directors of the Company (the “Board”) as a non-employee director through the remainder of his term ending at Holdco’s annual meeting of stockholders in 2022 (the “Annual Meeting”). Accordingly, Mr. Harrison’s employment as Vice Chairman of the Company and Holdings ended effective December 31, 2021, and Mr. Harrison will remain on the Board at least until the expiration of his current term at the Annual Meeting. Effective January 1, 2022, Mr. Harrison will receive pro rata cash and equity compensation for his service as a member of the Board through the Annual Meeting in accordance with the Company’s non-employee director compensation policy.

The foregoing is a summary description of the material terms of the Amendment and is qualified in its entirety by reference to the copy of such Amendment filed as Exhibit 10.2 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

10.1†	Amended and Restated Employment Agreement among Party City Holdings Inc., Party City Holdco Inc. and James M. Harrison, dated March 11, 2020 (incorporated by reference to Exhibit 10.2 of Party City Holdco Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2020)

10.2†*	First Amendment to Amended and Restated Employment Agreement among Party City Holdings Inc., Party City Holdco Inc. and James M. Harrison, dated December 31, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Management contract of compensatory plan or arrangement
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: January 6, 2022	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer

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